UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

ICON Income Fund Ten, LLC

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50654	35-2193184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor
New York, New York 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                Regulation FD Disclosure

   On February 20, 2012, the Manager of the Registrant will notify the registered representatives of the members that on March 1, 2012, the Registrant will issue a distribution in the aggregate amount of $5,000,000 to its members.  The Manager will notify the Registrant's members of the distribution via letter. A copy of the notice to the registered representatives of the Registrant's members and the letter to the Registrant's members are attached as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

    99.1        Notice to the registered representatives of the Registrant's members and the letter to the Registrant's members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND TEN, LLC
By: ICON CAPITAL CORP., its Manager

Dated: February 17, 2012	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer